SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________


                                    FORM 8-K
                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                           _________________________
     Date of Report (date of earliest event reported):  February 10, 2005

                     MID-WISCONSIN FINANCIAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)


       WISCONSIN                     0-18542                 06-1169935
     (State or Other            (Commission File           (IRS Employer
     Jurisdiction of               Number)                  Identification
     Incorporation)                                         Number)


                             132 WEST STATE STREET
                               MEDFORD, WI 54451
          (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
             Registrant's telephone number, including area code

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

On February 10, 2005, Mid-Wisconsin Financial Services, Inc. reported net income of $1.1 million or $0.62 basic earnings per share for the quarter ended December 31, 2004, as compared to $991,000 or $0.59 per share for the quarter ended December 31, 2003. A copy of the release is furnished as Exhibit 99.1 to this report.*

Item 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        99.1* Press release dated February 10, 2005

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  February 10, 2005           By: GENE C. KNOLL
                                       Gene C. Knoll
                                       President and Chief Executive Officer


                                EXHIBIT INDEX
                                      to
                                  FORM 8-K
                                      of
                    MID-WISCONSIN FINANCIAL SERVICES, INC.
                            Dated February 10, 2005
                 Pursuant to Section 102(d) of Regulation S-T
                         (17 C.F.R. Section 232.102(d))

99.1 *Press release dated February 10, 2005

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.